Exhibit 10.16

LICENSE AGREEMENT

BETWEEN:

THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, in the City of Vancouver, in the Province of British Columbia, V6T 1W5

(the “University”)

AND:

ONCOGENEX TECHNOLOGIES INC., a corporation incorporated under the laws of Canada, and having offices at Suite 203, 1275 West 6th Avenue, in the City of Vancouver, in the Province of British Columbia, V6H 1A6

(the “Licensee”)

WHEREAS:

A.                                                                                   The University has been engaged in research during the course of which it has invented, developed and/or acquired certain technology relating to the treatment of cancer, which research was undertaken by [***] in the Prostate Centre at the University;

B.                                                                                     The University is desirous of entering into this agreement (the “Agreement”) with the objective of furthering society’s use of its advanced technology, and to generate further research in a manner consistent with its status as a non-profit, tax exempt educational institution; and

C.                                                                                     The Licensee is desirous of the University granting an exclusive worldwide license to the Licensee to use or cause to be used such technology to manufacture, distribute, market, sell and/or license or sublicense products derived or developed from such technology and to sell the same to the general public during the term of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants herein set forth, the parties hereto have covenanted and agreed as follows:

1.0                                                                               DEFINITIONS:

1.1                                                                                 In this Agreement, unless a contrary intention appears, the following words and phrases shall mean:

(a)                                  “Accounting”:  an accounting statement setting out in detail how the amount of Revenue was determined;

(b)                                 “Affiliated Company” or “Affiliated Companies”:  two or more corporations where the relationship between them is one in which one of them is a subsidiary of the other, or both are subsidiaries of the same corporation, or fifty percent (50%) or more of the voting shares of each of them is owned or controlled by the same person, corporation or other legal entity;

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

(c)                                  “Confidential Information” shall mean any and all knowledge, know-how, information, and/or techniques disclosed by the one party (referred to in this capacity as the “Provider”) to another (referred to in this capacity as the “Recipient”), including, without limiting the generality of the foregoing, all research, data, specifications, plans, drawings, prototypes, models, documents, records, instructions, manuals, papers, or other materials of any nature whatsoever, whether written or otherwise, relating to same. In order to constitute “Confidential Information” for the purposes of this Agreement, the Provider must clearly identify it in writing as being confidential, or if the disclosure takes place orally or in some other non-tangible form, the Provider must summarize it in writing and identify it as being confidential within thirty (30) days of making the disclosure. Furthermore, such disclosures shall not be considered “Confidential Information” for the purposes of this Agreement if and when it:

(i)                                     is made subject to an order by judicial or administrative process requiring the Recipient to disclose any or all of the Confidential Information disclosed to it by the Provider, provided however that the Recipient shall promptly notify the Provider and allow the Provider reasonable time to oppose such process before disclosing any of the Confidential Information disclosed to it by the Provider;

(ii)                                  is published or becomes available to the general public other than through a breach of this Agreement;

(iii)                               is obtained by the Recipient from a third party with a valid right to disclose it, provided that said third party is not under a confidentiality obligation to the Discloser;

(iv)                              is independently developed by employees, agents or consultants of the Recipient who had no knowledge of or access to the Confidential Information disclosed to it by another party to this Agreement as evidenced by the Recipient’s business records; or

(v)                                 was possessed by the Recipient prior to receipt from the Provider, other than through prior disclosure by the Provider, as evidenced by the Recipient’s business records.

(d)                                 “Date of Commencement” or “Commencement Date”:  this Agreement will be deemed to have come into force on the Date of Commencement which shall be the 1st day of September, 2002, and shall be read and construed accordingly;

(e)                                  “Effective Date of Termination”:  the date on which this Agreement is terminated pursuant to Article 18;

(f)                                    “Improvements”:  collectively Licensee Improvements and University Improvements;

(g)                                 “Information”:  any and all Technology and any and all Improvements, the terms and conditions of this Agreement and any and all oral, written, electronicor other communications and other information disclosed or provided by any of the parties including any and all analyses or conclusions drawn or derived therefrom regarding this Agreement and information developed or disclosed hereunder, or any party’s raw materials, processes, formulations, analytical procedures, methodologies, products, samples and specimens or functions;

(h)                                 “Licensee Improvements”:  improvements, variations, updates, modifications, and enhancements made solely by the Licensee or any sublicensee of the Licensee relating to the Technology at any time after the Commencement Date;

(i)                                     “Major Market Country”:  any one of the United States, Canada, the European Community, or Japan;

(j)                                     “Product(s)”:  goods manufactured in connection with the use of all or some of the Technology and/or any Improvements;

(k)                                  “Revenue”:  all revenues, receipts, monies, and the fair market value of all other consideration directly or indirectly collected or received whether by way of cash or credit or any barter, benefit, advantage, or concession received by the Licensee, sublicensees or sub-sublicensees from the marketing, manufacturing, licensing, sale or distribution of the Technology and any Improvements, and/or any Products in any or all parts of the world where the Licensee is permitted by law and this Agreement to market, manufacture, license, sell or distribute the Technology and any Improvements, and/or any Products, less the following deductions to the extent included in the amounts invoiced and thereafter actually allowed and taken:

(i)                                     [***]

(ii)                                  [***]

(iii)                               taxes, duties and customs on all sales of Products,

(iv)                              [***]

(v)                                 [***]

Where any Revenue is derived from a country other than Canada it shall be converted to the equivalent in Canadian dollars on the date the Licensee is deemed to have received such Revenue pursuant to the terms hereof at the rate ofexchange set by the Bank of Montreal for buying Canadian dollars with such currency. The amount of Canadian dollars pursuant to such conversion shall be included in the Revenue;

(l)                                     “Royalty Due Dates”:  the last working day of March, June, September and December of each and every year during which this Agreement remains in full force and effect;

(m)                               “Technology”:  any and all knowledge, know-how and/or technique or techniques invented, developed and/or acquired, prior to the Date of Commencement by the University or the Licensee relating to, and including the technology described in Schedule “A” hereto, as amended from time to time, including, without limitation, all research, data, specifications, instructions, manuals, papers or other materials of any nature whatsoever, whether written or otherwise, relating to same;

(n)                                 “UBC Trade-marks”:  any mark, trade-mark, service mark, logo, insignia, seal, design, symbol or device used by the University in any manner whatsoever;  and

(o)                                 “University Improvements”:  improvements, variations, updates, modifications,and enhancements made solely by the University relating to the Technology after the Commencement Date.

2.0                                                                               PROPERTY RIGHTS IN AND TO THE TECHNOLOGY:

2.1                                                                                 The parties hereto hereby acknowledge and agree that the University owns any and all right, title and interest in and to the Technology, as well as any and all University Improvements. The parties also hereby acknowledge and agree that the Licensee [***] in and to the Licensee Improvements.

2.2                                                                                 The Licensee shall, at the request of the University, enter into such further agreements and execute any and all documents as may be required to ensure that ownership of the Technology and any University Improvements remains with the University.

2.3                                                                                 On the last working day of June and December of each and every year during which this Agreement remains in full force and effect, the Licensee shall deliver in writing to the University the details of any and all Improvements which the Licensee and any sublicensees of the Licensee have developed and/or acquired during the previous six (6) month period.

3.0                                                                               GRANT OF LICENSE:

3.1                                                                                 In consideration of the equity in the Licensee, the royalty payments reserved herein, and the covenants on the part of the Licensee contained herein, the University hereby:

(a)                                  grants to the Licensee an exclusive worldwide license to use and sublicense the Technology, any University Improvements and Confidential Information of the University on theterms and conditions hereinafter set forth during the term of this Agreement;  and

(b)                                 grants to the Licensee an exclusive worldwide license to use and sublicense to manufacture, distribute, have distributed, sell and have sold, Products on the terms and conditions hereinafter set forth during the term of this Agreement.

3.2                                                                                 The license granted herein is personal to the Licensee and is not granted to any Affiliated Company or Affiliated Companies.

3.3                                                                                 The Licensee shall not cross-license the Technology or any UniversityImprovements without the prior written consent of the University, such consent not to be unreasonably withheld.

3.4                                                                                 Notwithstanding Article 3.1 herein, the parties acknowledge and agree that the University may use the Technology and any Improvements without charge in any manner whatsoever for research, scholarly publication, educational or other non-commercial uses.

3.5                                                                                 Upon execution of this Agreement, the University may register a financing statement with respect to this Agreement under the provisions of thePersonal Property Security Act of British Columbia and/or under the provisions of similar legislation in those jurisdictions in which the Licensee carries on business and/or has its chief place of business. All costs associated with the registrations contemplated by this Article 3.5 shall be paid for by the Licensee.

3.6                           The Licensee shall give written notice to the University if it is carrying on business and/or locates its chief place of business in a jurisdiction outside British Columbia prior to beginning business in that other jurisdiction.

3.7                           If the University has registered one or more financing statements as set forth in Article 3.5, the Licensee shall give written notice to the University of any and all changes of jurisdiction within or outside of Canada in which it is carrying on business and/or any and all changes in jurisdiction of its chief place of business within or outside of Canada and shall file the appropriate documents in the various provincial Personal Property Registries or similar registries within or outside of Canada to document such changes in jurisdiction and furnish the University with a copy of the verification with respect to each such filing within fifteen (15) days after receipt of same. All costs associated with the registrations contemplated by this Article 3.7 shall be paid forby the Licensee.

4.0                          SUBLICENSING:

4.1                           The Licensee shall have the right to grant sublicenses to Affiliated Companies and other third parties with respect to the Technology and any University Improvements with the prior written consent of the University, which consent shall not be unreasonably refused. The Licensee shall not be obligated to obtain the University’s consent to the granting of a sublicense if the proposed sublicensee has a market capitalization in excess of CAN. $500,000,000 at the time of the granting of the sublicense, provided always that such sublicense shall be in full compliance with the terms of this Agreement. The Licensee will furnish the University with a copy of each sublicense granted within thirty (30) days after execution. Such sublicenses will be considered to be Confidential Information of the Licensee, and will be subject to the Confidentiality provisions of Article 10.

4.2                           Any sublicense granted by the Licensee shall be personal to the sublicensee and shall not be assignable without the prior written consent of the University, such consent not to be unreasonably withheld. Such sublicenses shall contain covenants by the sublicensee to observe and perform similar terms and conditions to those contained in this Agreement and in particular the Licensee shall cause each sublicensee to indemnify the University on the same terms and conditions as are contained in Article 9.1 of this Agreement.

4.3                           Prior to the beginning of a sublicense agreement, the Licensee shall give written notice to the University as to which jurisdictions the applicable sublicensee is carrying on business in. Within five (5) days of being aware of the same, the Licensee shall provide written notice to the University if any sublicensee is carrying on business in a jurisdiction outside of British Columbia.

4.4                           If the University has registered one or more financing statements as set forth in Article 3.5, the Licensee shall, if requested by the University, register a financing change statement under the provisions of the Personal Property Security Act of British Columbia and/or under the provisions of similar legislation in those jurisdictions in which each sublicensee carries on business or has its chief place of business in order to add each sublicensee as an additional debtor to the registration referred to in Article 3.5 forthwith upon execution of each sublicense, and shall furnish the University with a copy of the verification statement with respect to each such filing within fifteen (15) days after receipt of same. All costs associated with the filings contemplated by this Article 4.4 shall be paid for by the Licensee. The Licensee shall give written notice to the University of any and all changes of jurisdiction within or outside of Canada in which each sublicensee is carrying on business and/or any and all changes in jurisdiction of each sublicensee’s chief place of business and shall file the appropriate documents in the various provincial Personal Property Registries or similar registries within or outside of Canada to document such changes in jurisdiction.

5.0                          ROYALTIES AND MILESTONE PAYMENTS:

5.1                           In consideration of the license granted hereunder, the Licensee shall pay to the University a royalty comprised of [***] of the Revenue.

5.2                           In anticipation that the Licensee may have to enter into additional royalty bearing technology licenses with third parties which are essential in order to practice and maximize the commercial success of the Technology and/or Improvements and/or Products, the University agrees, if required by the Licensee and if the Licensee has entered into one or more such licenses with third parties, that the royalty on Revenues payable hereunder will be reduced in accordance with this Section 5.2 if the combined royalty rates of the additional technology licenses and this License Agreement exceed [***] The royalty rate payable on Revenues hereunder will be reduced by [***] of the amount in excess of [***] but in no event will the royalty payable to the University hereunder be reduced to less than [***] of Revenue. For example, if the additional royalty rates of the additional technology licenses were [***] then the combined royalty rates would be [***] and the royalty payable to UBC hereunder would be reduced by the following amount:  [***] and the royalty payable to the University would be reduced to [***]

5.3                           The royalty shall become due and payable within thirty (30) days of each respective Royalty Due Date and shall be calculated with respect to the Revenue in the three (3) month period immediately preceding the applicable Royalty Due Date.

5.4                           All payments of royalties and/or milestone payments made by the Licensee to the University hereunder shall be made in Canadian dollars without any reduction or deduction of any nature or kind whatsoever, except as may be prescribed by Canadian law.

5.5                           Products shall be deemed to have been sold by the Licensee, a sublicensee or a sub-sublicensee and included in the Revenue when invoiced, or if not invoiced, then when delivered, shipped, or paid for, whichever is the first.

5.6                           Any transaction, disposition, or other dealing involving the Technology or any part thereof between the Licensee and another person that is not made at fair market value shall be deemed to have been made at fair market value, and the fair market value of that transaction, disposition, or other dealing shall be added to and deemed part of the Revenue and shall be included in the calculation of royalties under this Agreement.

5.7                           In addition to all other payments due pursuant to this Article 5, the Licensee shall pay to the University the relevant milestone payment within thirty (30) days after achievement of each of the applicable events for the first Product or any subsequent Products, as the case may be, in the first Major Market Country for such Product; provided however that no additional milestone payment shall be due or owing for any Product that meets the same milestone in an additional country once such milestone payment has already been paid for the first Major Market Country, as follows:

MILESTONE	Milestone Payment for the First Product	Milestone Payment for Each Subsequent Product
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.0                          EQUITY AND ANNUAL LICENSE MAINTENANCE FEE

6.1                           As part of the consideration for the rights granted by the University to the Licensee hereunder, the Licensee agrees to deliver to the University within thirty (30) days following the execution of this Agreement, and in lieu of an initial license fee, 160,000 Common Shares in the capital of the Licensee (the “UBC Shares”).

6.2                           The Licensee will use commercially reasonable efforts to cause all of the UBC Shares to be issued free from any pooling, escrow or other trading restrictions placed on such shares by the Licensee or any regulatory authority having jurisdiction over the Licensee. The Licensee acknowledges and agrees that the University shall have the right to transfer any or all of the UBC Shares to a company or society of which the University is the sole shareholder in the case of a company or of which the University controls the membership, in the case of a society and the Licensee shall take all steps or do such acts as may be reasonably required to allow such transfer.

6.3                           The Licensee acknowledges and agrees that it will comply with all applicable laws and legislation with respect to the issuance of the UBC Shares.

6.4                           The UBC Shares shall be deemed to be fully paid for by the University as of the date of issuance and shall be the absolute property of the University. Neither all nor any portion of the UBC Shares shall be refundable to the Licensee under any circumstances.

6.5                           Until the Licensee becomes a reporting issuer for equity securities under the Securities Act of British Columbia, or under the applicable securities legislation in any other jurisdiction which has jurisdiction over the issuance of securities by the Licensee, the Licensee shall provide to the University:

(a)                                  Annual financial statements:                                     Within 120 days after the end of each fiscal year of the Licensee, audited financial statements of the Licensee prepared by a reputable accounting firm;

(b)                                 Budget:      At least forty-five (45) days prior to the beginning of each fiscal year of the Licensee, an operating plan with monthly and quarterly financial breakdowns for such fiscal year;

(c)                                  Minutes:                Minutes of all meetings of the board of directors of the Licensee;

(d)                                 Litigation:                                      A summary of any litigation (pending, threatened or otherwise) or other proceedings against the Licensee before any court, tribunal or administrative agency, promptly after the Licensee becomes aware of same;

(e)                                  Material Adverse Effect:              Notice of any default, breach, acceleration, modification or cancellation of any agreement, arrangement or other transaction or matter that may result in a material adverse effect to the Licensee, promptly after the Licensee becomes aware of same, and

(f)                                    Merger:  Notice of the intention to effect a change of control, sale of assets, reorganization, amalgamation, consolidation, merger or an agreement to amalgamate, consolidate or merger the Licensee with any entity, promptly after the Licensee becomes aware of same.

6.6                                                                                 Any shareholders’ agreement or other relevant transaction document entered into by the Licensee and its other shareholders, shall include an agreement between the University and such other shareholders of the Licensee, that prevents such shareholders (each a “Selling Shareholder”) from selling any shares in the capital stock of the Licensee to any third party unless the UBC Shares are included at the option of the University, in such sale, pro rata based on thetotal number of shares owned by the Selling Shareholder and the University, and on the sameterms and conditions as those offered to the Selling Shareholder.

6.7                                                                                 Until the Licensee becomes a reporting issuer for equity securities under the Securities Act of British Columbia, or under the applicable securities legislation in any other jurisdiction which has jurisdiction over the issuance of securities by the Licensee, the University shall have the right to appoint a representative to hold observer status at all meetings of the board of directors of the Licensee. Such observer shall not have the right to vote at any such directors meetings, but shall be entitled to receive notice of, and attend such meetings.

6.8                                                                                 In further consideration for the license granted hereunder, the Licensee shall pay to the University, in addition to all other amounts due under this Agreement, an annual maintenance fee of CAN. $2,000.00 payable on or before January 2nd of each year during which this Agreement remains in full force and effect, commencing on January 2, 2003 (the “Annual Maintenance Fee”). Neither all nor any part of the Annual Maintenance Fee paid shall be refundable to the Licensee under any circumstances. The Annual Maintenance Fee is intended to cover maintenance of this Agreement by the University, and shall be separate and distinct from any royalties due to the University under this Agreement.

6.9                                                                                 Any information provided to the University under Article 6.5 or received by the University’s observer under Article 6.7 will be considered Confidential Information of the Licensee and will be subject to the Confidentiality provisions of Article 10.

7.0                                                                               PATENTS:

7.1                                                                                 The Licensee shall have the right to identify any process, use or products arisingout of the Technology and any University Improvements that may be patentable and the University shall, upon the request of the Licensee, take all reasonable steps to apply for a patent in the name of the University provided that the Licensee pays all costs of applying for, registering and maintaining the patent in those jurisdictions in which the Licensee might designate that a patent is required. The University will consult with the Licensee with respect to the choice of patent counsel. The Licensee will be given an opportunity to review and provide input regarding the scope and content of patent applications and to request countries for foreign filings. The University will keep the Licensee advised as to all significant developments with respect to such applications and will make reasonable efforts to supply the Licensee with copies of material documents received and filed in connection with the prosecution thereof.

7.2                                                                                 On the issuance of a patent in accordance with Article 7.1, the Licensee shall have the right to become, and shall become, the licensee of the same all pursuant to the terms contained herein.

7.3                                                                                 Within thirty (30) days of presentation of receipts and/or invoices by the Universityto the Licensee, the Licensee will reimburse the University for all costs incurred to date with respect to any and all patents relating to the Technology and any University Improvements licensed hereunder, and with respect to any and all maintenance fees for any and all patents relating to the Technology and any University Improvements licensed hereunder.

7.4                                                                                 The Licensee shall not contest the validity or scope of any and all patents relating to the Technology and any University Improvements licensed hereunder.

7.5                                                                                 The Licensee will ensure proper patent marking for all Technology, and any University Improvements licensed hereunder and shall clearly mark the appropriate patentnumbers on any Products made using the Technology and any University Improvements or any patented processes used to make such Products.

8.0                                                                               DISCLAIMER OF WARRANTY:

8.1                                                                                 The University represents that as of the Commencement Date, to the best of the University Industry Liaison Office’s knowledge and without having made any specific inquiries or investigations, the University Industry Liaison Office is not aware of any [***]relating to the Technology.

8.2                                                                                 The University represents that as of the Commencement Date, to the best of the University-Industry Liaison Office’s knowledge, the University has all rights, title and interest in and to the Technology.

8.3                                                                                 Subject to Articles 8.1 and 8.2, the University makes no representations, conditions or warranties, either express or implied, with respect to the Technology or any University Improvements or the Products. Without limiting the generality of the foregoing, the University specifically disclaims any implied warranty, condition or representation that the Technology or any University Improvements or the Products:

(a)                                  shall correspond with a particular description;

(b)                                 are of merchantable quality;

(c)                                  are fit for a particular purpose; or

(d)                                 are durable for a reasonable period of time.

The University shall not be liable for any loss, whether direct, consequential, incidental or special, which the Licensee suffers arising from any defect, error, fault or failure to perform with respect to the Technology or any University Improvements or Products, even if the University has been advised of the possibility of such defect, error, fault or failure. The Licensee acknowledges that it has been advised by the University to undertake its own due diligence with respect to the Technology and any University Improvements.

8.4                                                                                 The parties acknowledge and agree that the International Sale of Goods Contracts  Convention Act and the United Nations Convention on Contracts for the International Sale ofGoods have no application to this Agreement.

8.5                                                                                 Subject to Articles 8.1 and 8.2, nothing in this Agreement shall be construed as:

(a)                                  a warranty or representation by the University as to title to the Technology and/or any University Improvement or that anything made, used, sold or otherwisedisposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, trade-marks, industrial design or other intellectual property rights;

(b)                                 an obligation by the University to bring or prosecute or defend actions or suits against third parties for infringement of patents, copyrights, trade-marks, industrial designs or other intellectual property or contractual rights; or

(c)                                  the conferring by the University of the right to use in advertising or publicity the name of the University or the UBC Trade-marks.

8.6                                                                                 Notwithstanding Article 8.5, in the event of an alleged infringement of theTechnology or any University Improvements or any right with respect to the Technology or any University Improvements, the Licensee shall have, upon receiving the prior written consent of the University, [***] the right to prosecute litigation designed to enjoin infringers of the Technology or any University Improvements. Providedthatit has first granted its prior written consent, the University agrees to co-operate to the extent of executing all necessary documents and to vest in the Licensee the right to institute any such suits, so long as all the direct and indirect costs and expenses of bringing and conducting any such litigation or settlement shall be borne by the Licensee and in such event all recoveries shall enure to the Licensee.

8.7                                                                                 If any complaint alleging infringement or violation of any patent or other proprietary rights is made against the Licensee or a sublicensee of the Licensee with respect to the use of the Technology or any University Improvements or the manufacture, use or sale of the Products, the following procedure shall be adopted:

(a)                                  the Licensee shall promptly notify the University upon receipt of any such complaint and shall keep the University fully informed of the actions and positions taken by the complainant and taken or proposed to be taken by the Licensee on behalf of itselfor a sublicensee;

(b)                                 except as provided in Article 8.7(d), all costs and expenses incurred by theLicensee or any sublicensee of the Licensee in investigating, resisting, litigating and settling such a complaint, including the payment of any award of damages and/or costs to any third party, shall be paid by the Licensee or any sublicensee of the Licensee, as the case may be;

(c)                                  no decision or action concerning or governing any final disposition of the complaint shall be taken without full consultation with and approval by the University, not to be unreasonably withheld;

(d)                                 the University may elect to participate formally in any litigation involving the complaint to the extent that the court may permit, but any additional expenses generated by such formal participation shall be paid by the University (subject to the possibility of recovery of some or all of such additional expenses from the complainant);

(e)                                  notwithstanding Article 8.5, if the complainant is willing to accept an offer of settlement and one of the parties to this Agreement is willing to make or accept such offer and the other is not, then the unwilling party shall conduct all further proceedings at its own expense, and shall be responsible for the full amount of any damages, costs, accounting of profits and settlement costs in excess of those provided in such offer, but shall be entitled to retain unto itself the benefit of any litigated or settled result entailing a lower payment of costs, damages, accounting of profits and settlement costs than that provided in such offer; and

(f)                                    the royalties and milestone payments payable pursuant to this Agreement shall be paid by the Licensee tothe University in trust from the date the complaint is made until such time as a resolution of the complaint has been finalized. If the complainant prevails in the complaint, then the royalties and milestone payments paid to the University in trust pursuant to this Article shall be returned to the Licensee, provided that the amount returned to theLicensee hereunder shall not exceed the amount paid by the Licensee to the complainant in the settlement or other disposition of the complaint. If the complainant does not prevail in the complaint, then the University shall be entitled to retain all royalties and milestone payments paid to it pursuant to this Article.

9.0                                                                               INDEMNITY AND LIMITATION OF LIABILITY:

9.1                                                                                 The Licensee hereby indemnifies, holds harmless and defends the University, its Board of Governors, officers, employees, faculty, students, invitees and agents against any and all claims (including all legal fees and disbursements incurred in association therewith) arising out of the exercise of any rights under this Agreement including, without limiting the generality of the foregoing, against any damages or losses, consequential or otherwise, arising from or out of theuse of the Technology or any University Improvements or Products licensed under this Agreement by the Licensee or its sublicensees or their customers or end-users howsoever the same may arise.

9.2                                                                                 Subject to Article 9.3, the University’s total liability, whether under the express or implied terms of this Agreement, in tort (including negligence), or at common law, for any loss or damage suffered by the Licensee, whether direct, indirect or special, or any other similar or like damage that may arise or does arise from any breaches of this Agreement by the University, its Board of Governors, officers, employees, faculty, students or agents, shall be limited to theamount CAN. $2,000, which amount may (at the University’s option) be satisfied by the University returning and transferring to the Licensee all of the UBC Shares in the Licensee then owned by theUniversity (notwithstanding the University may have previously sold some of the UBC Shares).

9.3                                                                                 In no event shall the University be liable for consequential or incidental damages arising from any breach or breaches of this Agreement.

9.4                                                                                 No action, whether in contract or tort (including negligence), or otherwise arising out of or in connection with this Agreement, may be brought by the Licensee more than six (6) months after the Licensee has notice of the cause of action occurring.

10.0                                                                        PUBLICATION AND CONFIDENTIALITY:

10.1                                                                           The Information shall be developed, received and used by each party solely in furtherance of the purposes set forth in this Agreement subject to the terms and conditions set forth in this Article 10.

10.2                                                                           The parties shall keep and use all of the Confidential Information in confidence and will not, without the other party’s prior written consent, disclose any Confidential Information to any person or entity, except those officers, employees, faculty, students and professional advisors who require said Confidential Information in performing their obligations under this Agreement. The Licensee covenants and agrees that it will initiate and maintain an appropriate internal program limiting the internal distribution of the Confidential Information to only those officers, employees and professional advisors who require said Confidential Information in performing their obligations under this Agreement and who have signed confidentiality and non-disclosure agreements in a form approved by the Licensee’s Board of Directors. The University shall not be restricted from publishing its own Confidential Information related to the Technology and/or University Improvements, provided that any such publication or disclosure is made in accordance with Article 10.6 hereof, and provided further that such publication or disclosure does not include any Confidential Information of the Licensee, including without limitation any information related to its business, partners or Licensee Improvements, without the Licensee’s express prior written consent. All Confidential Information must be marked in writing as Confidential at the time of disclosure or within thirty (30) days from receipt by the receiving party.

10.3                                                                           Each party shall not use, either directly or indirectly, any Confidential Information of the other party for any purpose other than as set forth herein without such party’s prior written consent.

10.4                                                                           If a party is required by judicial or administrative process to disclose any or all of the Confidential Information of the other party, that party shall promptly notify the other party and allow the other party reasonable time to oppose such process before disclosing any Confidential Information of the other party.

10.5                                                                           Notwithstanding any termination or expiration of this Agreement, the obligations created in this Article 10 shall survive and be binding upon each party, and their respectivesuccessors and assigns.

10.6                                                                           With respect to the Technology and/or University Improvements only, the University shall not be restricted from presenting at symposia, national or regional professional meetings, or from publishing in journals, or electronic media including the internet, or other publications, accounts of its research, including abstracts, provided however that:

(a)                                  the University provides the Licensee with copies of any proposed publication or presentation (each a “Manuscript”) at least sixty (60) days in advance of the submission of such Manuscript to a journal, editor, or other third party; and

(b)                                 the Licensee has not, within thirty (30) days after receipt of said Manuscript, objected in writing to such Manuscript in accordance with this Article 10.6.

The Licensee may object to a Manuscript on the grounds that it contains material the Licensee considers objectionable (the “Objectionable Material”) and/or on the grounds that it discloses patentable subject matter which needs protection. In the event that the Licensee makes such objection on the former ground, the Licensee will clearly specify what it considers Objectionable Material, and the University will ensure that its researchers refrain from disclosing the Manuscript for a period of up to six (6) months after the date the Licensee received the Manuscript. During such six (6) month period, the researchers, the University and the Licensee shall work together to revise the Manuscript to remove or alter the Objectionable Material as follows: (a) if the Objectionable Material discloses a Licensee Improvement or other Confidential

Information of the Licensee, such Objectionable Material will be removed from any Manuscript prior to disclosure of the same unless otherwise agreed to in writing by the Licensee; and (b) a Manuscript containing any other Objectionable Material will be revised to remove or alter such other Objectionable Material, on a case by case basis and in a manner acceptable to the Licensee  and the University. The researchers and the University shall co-operate in all reasonable respects in making revisions to any Manuscripts considered by the Licensee to contain Objectionable Material. Once a Manuscript has been revised to remove or alter the Objectionable Material in a manner acceptable to the Licensee, the Licensee shall withdraw its objection and the researchers and the University shall not be restricted from publishing or presenting the Manuscript, provided that any objection based on patentable subject matter contained in such Manuscript has also been addressed in accordance with the terms hereof. In the event that the Licensee makes such an objection on the grounds that the Manuscript contains patentable subject matter that constitutes Technology or a University Improvement, it shall be deemed to be a direction to the University to file a patent application pursuant to Article 7.1, and the University shall ensure that its researchers refrain from disclosing the Manuscript until the University has filed one or more patent applications with one or more patent offices directed to such patentable subject matter, or until six (6) months have elapsed from date of receipt of such written objection from the Licensee by the University, whichever is sooner, after which the University and its researchers may proceed with said presentation or publication. For greater certainty, a provisional patent application shall be considered to be a patent application in the United States of America for the purposes of this Agreement.

10.7                                                                           The Licensee requires of the University, and the University agrees insofar as it may be permitted to do so at law, that this Agreement, and each part of it, is confidential and shall not be disclosed to third parties, as the Licensee claims that such disclosure would or could reveal commercial, scientific or technical information and would significantly harm the Licensee’s competitive position and/or interfere with the Licensee’s negotiations with prospective sublicensees.Notwithstanding anything contained in this Article, the parties hereto acknowledge and agree that the University and Licensee each may identify the title of this Agreement, the parties to this Agreement and the names of the inventors of the Technology and any Improvements.

11.0                                                                        PRODUCTION AND MARKETING:

11.1                                                                           Notwithstanding Article 10.7, the Licensee shall not use any of the UBCTrade-marks or make reference to the University or its name in any advertising or publicity whatsoever, without the prior written consent of the University, except as required by law. Without limiting the generality of the foregoing, the Licensee shall not issue a press release with respect to this Agreement or any activity contemplated herein without the prior review and approval of sameby the University, except as required by law. If the Licensee is required by law to act in contravention of this Article, the Licensee shall provide the University with sufficient advance notice in writing to permit the University to bring an application or other proceeding to contest the requirement.

11.2                                                                           The Licensee will not register or use any trade-marks in association with the Products without the prior written consent of the University, such consent not to be unreasonably withheld.

11.3                                                                           The Licensee represents and warrants to the University that:

(a)                                  it intends to build, develop and acquire the infrastructure, expertise and resources to develop and commercialize the Technology and any Improvements;

(b)                                 it has or intends to have prior to the execution of sublicensing agreements, the infrastructure, expertise and resources to track and monitor on an ongoing basis performance under the terms of each sublicense agreement entered into by the Licensee;

(c)                                  it has or intends to have the expertise and resources to monitor in Major Market Countries patent infringement with respect to any patent relating to the Technology and any Improvements licensed hereunder;  and

(d)                                 it has or intends to have the expertise and resources to initiate and maintain an appropriate program limiting the distribution of the Information, Technology, andany Improvements and any related biological materials as set out in this Agreement and to obtain the appropriate non-disclosure agreements from all persons who may have access to the Technology, and any Improvements and related biological materials.

11.4                                                                           The parties acknowledge that three separate technologies are included in the Technology licensed hereunder:  (a) insulin growth factor binding protein – 2 (“BP2”); (b) insulin growth factor binding protein – 2 and insulin growth factor binding protein – 5 (“Bi-Specific”); and (c) Relaxin (“Relaxin”). All such technologies are at a very early stage of development, and it is too early to determine which invention will become a Product or Products hereunder. It is further acknowledged that the Licensee has an existing license agreement with the University for a technology known as insulin growth factor binding protein – 5 (“BP5”) (the “BP5 License”), and that it is intended that [***] shall become a lead Product of the Licensee, and that the [***] technologies will be used to support the intellectual property position of the Licensee in respect of such Product. Further, the parties acknowledge and agree that any efforts to develop and exploit a Product incorporating all or part of the technology or Improvements related to [***] will be considered development and exploitation of all [***] technologies for the purposes of this Article 11.4 and Article 11.4 of the BP5 License, provided that the Licensee continues to undertake an active research program with respect to the technologies which are not the Licensee’s lead Product and the Licensee continues to pay all patent costs incurred by the University pursuant to Article 7.1. Therefore, the Licensee shall use reasonable commercial efforts to develop and exploit all or part of the Technology and any Improvements and to promote, market and sell the Products and utilize all or part of the Technology and any Improvements and to meet or cause to be met the market demand for the Products and the utilization of all or part of the Technology and any Improvements. Without limiting the generality of the foregoing, the Licensee shall, within twelve (12) months of the Commencement Date complete a business and marketing plan (the “Business Plan”) prepared in accordance with generally accepted business practices. The Business Plan shall be updated from time to time, but in no event less than once every calendar year. Copies of all updates of the Business Plan will be provided to the University in a timely manner, provided that the University assures the Licensee that such Business Plans will be maintained in confidence and that public access can be prevented.

Notwithstanding the foregoing, in the event that the Licensee has not taken reasonable commercial efforts to develop and exploit each of [***], as evidenced by failing to engage in an active research program to the reasonable satisfaction of the University with respect to each of [***] for in excess of 24 months, the Licensee shall either:

(a)                                  amend the license to exclude that technology;  or

(b)                                 enter into an agreement with the University to make annual payments of [***] to the University to maintain the license for such technology, notwithstanding the Licensee may not be taking reasonable commercial efforts to exploit such technology.

The University and the Licensee shall enter into an amending agreement with respect to the BP5 License which shall carry out the intent of this paragraph.

11.5                                                                           If the University is of the view that the Licensee is in breachof Article 11.4, the University shall notify the Licensee and the parties hereto shall appoint a mutually acceptable person as an independent evaluator (the “Evaluator”) to conduct the evaluation set forth in Article 11.6. Such Evaluator shall execute a non-disclosure agreement acceptable to the Licensee prior to performing any of the duties described in this Agreement. If the parties cannot agree on such an Evaluator, the appointing authority shall be the British Columbia International Commercial Arbitration Centre.

11.6                                                                           Unless the Parties mutually agree otherwise, the following rules and proceduresshall govern the conduct of the parties and the Evaluator before and during the investigation by the Evaluator:

(a)                                  within thirty (30) days of the appointment of the Evaluator each party shall provide to the Evaluator and the other party copies of all documents, statements andrecords on which the party intends to rely in presenting its position to the Evaluator;

(b)                                 within forty-five (45) days of the appointment of the Evaluator the Licensee shall provide to the Evaluator and the University a written summary of its position. On receipt of the Licensee’s summary the University shall have fifteen (15) days to prepare and submit to the Licensee and the Evaluator its own summary in reply to the summary submitted by the Licensee;

(c)                                  on receipt of the documents, statements, records and summaries submitted by the parties the Evaluator shall have thirty (30) days within which to conduct such further inquiries as he or she may deem necessary for the purpose of reviewing the efforts made by the Licensee with respect to the promotion, marketing and sale of the Products and the Technology and any Improvements in compliance with the requirements of Article 11.4. For the purpose of conducting such an inquiry, the Evaluator shall have the right to:

(i)                                     require either party to disclose any further documents or records which the Evaluator considers to be relevant;

(ii)                                  interview or question either orally (or by way of written questions) one or more representatives of either party on issues deemed to be relevant by the Evaluator;

(iii)                               make an “on site” inspection of the Licensee’s facilities;

(iv)                              obtain if necessary, the assistance of an independent expert to provide technical information with respect to any area in which the Evaluator does not have a specific expertise;

(d)                                 On completion of the Inquiry described in Article 11.6(c) the Evaluator shall within fifteen (15) days prepare a report setting out his or her findings and conclusions as to whether or not the Licensee has committed a breach of Article 11.4. If the Evaluator has determined that the Licensee has committed a breach of Article 11.4, then the Evaluator shall also set out in the report his or her conclusions as to whether such breach:

(i)                                     was substantially due to external market conditions not within the control of the Licensee, or

(ii)                                  was substantially due to the Licensee’s failure to use commercially reasonable efforts to comply with the requirements of Article 11.4 with respect to the Technology and Improvements licensed hereunder, or

(iii)                               was substantially due to the Licensee’s failure to use commercially reasonable efforts to comply with the requirements of Article 11.4 with respect to only a portion of the Technology and/or Improvements licensed hereunder.

(e)                                  The report and conclusions of the Evaluator shall be delivered to the Licensee and the University, and shall be accepted by both parties as final and binding.

11.7                                                                           If the Evaluator concludes:

(a)                                  pursuant to Article 11.6(d)(ii) that the Licensee’s breach was substantially due to the Licensee’s failure to use commercially reasonable efforts with respect to the Technology and Improvements licensed hereunder, then the University shallat its option have the right to terminate this Agreement as provided in Article 18;

(b)                                 pursuant to Article 11.6(d)(iii) that the Licensee’s breach was substantially due to the Licensee’s failure to use commercially reasonable efforts with respect to only a portion of the Technology or Improvements, then the University shall at its option have the right to redefine the definition of Technology or Improvements (as applicable) to remove said portion of the Technology or Improvements from such definition, such that the licensed rights will be terminated only with respect to said portion, provided, however, that the University shall not terminate this Agreement for breach of Article 11.4, nor shall it change the nature of the license granted hereunder with respect to the remaining Technology and Improvements;

(c)                                  pursuant to Article 11.6(d)(i) that the Licensee’s breach was substantially due to external market conditions beyond the control of the Licensee, or pursuant to Article 11.6(d) that the Licensee is not in breach of Article 11.4, then in either case the University shall not terminate this Agreement for breach of Article 11.4, nor shall it change the nature of the license granted hereunder.

11.8                                                                           The University may not call for more than one evaluation pursuant to Article 11.5 in each calendar year. The cost of an evaluation hereunder shall be borne 50% by the Licensee and 50% by the University. If the University call for such evaluation in two (2) consecutive years, costsof all subsequent consecutive evaluations shall be borne fully by the University. If the University calls for an evaluation and the Licensee is not in breach, the University shall pay all costs of the evaluation.

12.0                                                                        ACCOUNTING RECORDS:

12.1                                                                           The Licensee shall maintain at its principal place of business, or such other place as may be most convenient, separate accounts and records of all Revenues, sublicenses and all business done pursuant to this Agreement, such accounts and records to be in sufficient detail to enable proper returns to be made under this Agreement, andthe Licensee shall cause its sublicensees to keep similar accounts and records.

12.2                                                                           The Licensee shall deliver to the University on the date thirty (30) days after each and every Royalty Due Date, together with the royalty payable thereunder, the Accounting and a report on all sublicensing activity, including the identity of each sublicensee and the location of the business of each sublicensee. Until the first sale of a Product, the Licensee can provide the Accounting and the report on sublicensing activity on an annual basis on the anniversary of the execution of this Agreement.

12.3                                                                           The calculation of royalties shall be carried out in accordance with generally accepted Canadian accounting principles (“GAAP”), or the standards and principles adopted by the U.S. Financial Accounting Standards Board (“FASB”) applied on a consistent basis.

12.4                                                                           The Licensee shall retain the accounts and records referred to in Article 12.1 above for at least six (6) years after the date upon which they were made and shall permit any duly authorized representative of the University to inspect such accounts and records during normal business hours of the Licensee at the University’s expense. The Licensee shall furnish such reasonable evidence as such representative will deem necessary to verify the Accounting and will permit such representative to make copies of or extracts from such accounts, records and agreements at the University’s expense. If an inspection of the Licensee’s records by theUniversity shows an under-reporting or underpayment by the Licensee of any amount to the University, in excess of 5% for any twelve (12) month period, then the Licensee shall reimburse the University for the cost of the inspection as well as pay to the University any amount found due (including any late payment charges or interest) within thirty (30) days of notice by the University to the Licensee.

12.5                                                                           During the term of this Agreement, and thereafter, the University shall use reasonable efforts to ensure that all information provided to the University or its representatives pursuant to this Article remains confidential and is treated as such by the University in accordance with the provisions of Article 10.

13.0                                                                        INSURANCE:

13.1                                                                           Unless satisfactory arrangements are made between the Licensee and theUniversity with respect to a self-insurance program or the requirement for insurance hereunder is waived by the University sixty (60) days prior to the commencement of any human clinical trials or other Product testing involving human subjects by the Licensee or any sublicensee, then the Licensee shall procure and maintain, during the term of this Agreement, the insurance outlined in Articles 13.2 and 13.3 and otherwise comply with the insurance provisions contained inArticles 13.2 and 13.3.

13.2                                                                           The Licensee shall give written notice to the University:

(a)                                  sixty (60) days prior to the commencement of any human clinical trials or other Product testing involving human subjects by the Licensee or any sublicensee, (“Human Clinical Trials”) and

(b)                                 sixty (60) days prior to the first sale of any Product by the Licensee or any sublicensee of the terms and amount of the appropriate public liability, product liability and errors and omissions insurance which it has placed. Such insurance shall in no case be less than the insurance which a reasonable and prudent businessperson carrying on a similar line of business would acquire. This insurance shall be placed with a reputable and financially secure insurance carrier, shall include the University, its Board of Governors, faculty, officers, employees, students, and agents as additional insureds, and shall provide primary coverage with respect to the activities contemplated by this Agreement. Such policy shall include severability of interest and cross-liability clauses and shall provide that the policy shall not be cancelled or materially altered except upon at least thirty (30) days’ written notice to the University. The University shall have the right to require reasonable amendments to the terms or the amount of coverage contained in the policy. Failing the parties agreeing on the appropriate terms or the amount of coverage, then the matter shall be determined by arbitration as provided for herein. The Licensee shall provide the University with certificates of insurance evidencing such coverage thirty (30) days before commencement of Human Clinical Trials and thirty (30) days prior to the sales of any Product and the Licensee covenants not to start Human Clinical Trials, or sell any Product before such certificate is provided and approved by the University, or to sell any Product at any time unless the insurance outlined in this Article 13.2 is in effect.

13.3                                                                           The Licensee shall require that each sublicensee under this Agreement shallprocure and maintain, during the term of the sublicense, public liability, product liability and errors and omissions insurance in reasonable amounts, with a reputable and financially secure insurance carrier. The Licensee shall use its best commercial efforts to ensure that any and all such policies of insurance required pursuant to this Article shall contain a waiver of subrogation against the University, its Board of Governors, faculty, officers, employees, students, and agents.

14.0                                                                        ASSIGNMENT:

14.1                                                                           The Licensee will not assign, transfer, mortgage, charge or otherwise dispose of any or all of the rights, duties or obligations granted to it under this Agreement without the prior written consent of the University, not to be unreasonably withheld.

14.2                                                                           The University shall have the right to assign its rights under this Agreement to a company or society of which it is the sole shareholder, in the case of a company, or of which it controls the membership, in the case of a society. In the event of such an assignment, theLicensee will release, remise and forever discharge the University from any and all obligations or covenants, provided however that such company or society, as the case may be, executes awritten agreement which provides that such company or society shall assume all such obligationsor covenants from the University and that the Licensee shall retain all rights granted to the Licensee pursuant to this Agreement.

15.0                                                                        GOVERNING LAW AND ARBITRATION:

15.1                                                                           This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada in force therein without regard to itsconflict of law rules. All parties agree that by executing this Agreement they have attorned to the jurisdiction of the Supreme Court of British Columbia. Subject to Articles 15.2 and 15.3, the British Columbia Supreme Court shall have exclusive jurisdiction over this Agreement.

15.2                                                                           Except as provided in Article 11, in the event of any dispute arising between the parties concerning this Agreement, its enforceability or the interpretation thereof, the same shall be settled by a single arbitrator appointed pursuant to the provisions of theCommercial Arbitration Act of British Columbia, or any successor legislation then in force. The place of arbitration shall be Vancouver, British Columbia. The language to be used in the arbitration proceedings shall be English.

15.3                                                                           Nothing in Article 15.2 shall prevent a party hereto from applying to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction.

16.0                                                                        NOTICES:

16.1                                                                           Unless otherwise agreed to in writing by the parties, all payments, reports and notices or other documents that any of the parties hereto are required or may desire to deliver to any other party hereto may be delivered only by personal delivery or by registered or certified mail, telex or fax, all postage and other charges prepaid, at the address for such party set forth below or at such other address as any party may hereinafter designate in writing to the others. Any notice personally delivered or sent by telex or fax shall be deemed to have been given or received at the time of delivery, telexing or faxing. Any notice mailed as aforesaid shall be deemed to have been received on the expiration of five (5) days after it is posted, provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a mail strike, slow down or labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effected if actually received.

If to the University:                                        The Director
University - Industry Liaison Office
University of British Columbia
IRC 331 - 2194 Health Sciences Mall
Vancouver, British Columbia
V6T 1Z3
Telephone:    (604) 822-8580
Fax:               (604) 822-8589

If to the Licensee:                                                 The President
OncoGenex Technologies Inc.
Suite 203, 1275 West 6th Avenue
Vancouver, British Columbia
V6H 1A6
Telephone:    (604) 736-3678
Fax:               (604) 736-3687

17.0                                                                        TERM:

17.1                                                                           This Agreement and the license granted hereunder shall terminate on the expiration of a term of twenty (20) years from the Date of Commencement or the expiration of the last patent obtained pursuant to Article 7 herein, whichever event shall last occur, unless earlier terminated pursuant to Article 18 herein.

18.0                                                                        TERMINATION:

18.1                                                                           This Agreement shall automatically and immediately terminate without notice to the Licensee if any proceeding under the Bankruptcy and Insolvency Act of Canada, or any other statute of similar purport, is commenced by or against the Licensee.

18.2                                                                           The University may, at its option, terminate this Agreement immediately on the happening of any one or more of the following events by delivering notice in writing to that effect to the Licensee:

(a)                                  if the Licensee becomes insolvent;

(b)                                 if any execution, sequestration, or any other process of any court becomes enforceable against the Licensee, or if any such process is levied on the rightsunder this Agreement or upon any of the monies due to the University and is not released or satisfied by the Licensee within thirty (30) days thereafter; and/or

(c)                                  if any resolution is passed or order made or other steps taken for the winding up, liquidation or other termination of the existence of the Licensee.

18.3                         If any one or more of the following events has occurred and the Licensee has not cured these events within thirty (30) days of receiving written notice from the University, the University may, at its option, terminate this Agreement:

(a)                                  if the Licensee is more than thirty (30) days in arrears of royalties or other monies that are due to the University under the terms of this Agreement;

(b)                                 if the Technology or any Improvements becomes subject to any security interest, lien, charge or encumbrance in favour of any third party claiming through the Licensee, without the prior written consent of the University, not to be unreasonably withheld;

(c)                                  if the Licensee ceases or threatens to cease to carry on its business;

(d)                                 if a controlling interest in the Licensee passes to any person or persons other than those having a controlling interest at the Date of Commencement, whether by reason of purchase of shares or otherwise, without the prior written consent of the University, such consent not to be withheld except as provided in Article 18.6;

(e)                                  if the composition of the Board of Directors of the Licensee is changed without the prior written consent of the University, such consent not to be withheld except as provided in Article 18.6;

(f)                                    if the Licensee undergoes a reorganization or any part of its business relating to this Agreement is transferred to a subsidiary or associated company without the prior written consent of the University, such consent not to be withheld except asprovided in Article 18.6;

(g)                                 if the Licensee commits any breach of Articles 4.1, 11.1, 11.2 or 13;

(h)                                 if it is determined, pursuant to Article 11.6(d)(ii), that the Licensee is in breach of Article 11.4 substantially due to the Licensee’s failure to use commercially reasonable efforts with respect to Technology and Improvements licensed hereunder;

(i)                                     if any sublicensee of the Licensee is in breach of its sublicense agreement with the Licensee and the Licensee does not cause such sublicensee to cure such default within thirty (30) days of receipt of written notice from the University requiring thatthe Licensee cause such sublicensee to cure such default, or

(j)                                     if the Licensee is in breach of any other agreement between the Licensee and the University which breach has not been cured within the time provided for the curingof such breach under the terms of such other agreement.

18.4                                                                           The University shall not withhold its consent pursuant to Article 18.3(d), 18.3(e) or 18.3(f) unless the granting of such consent would result in the University having a contractual relationship with an entity with whom the University is prohibited from contracting with pursuant toits then existing policies.

18.5                                                                           Other than as set out in Article s 18.1, 18.2 and 18.3, if either party shall be in default under or shall fail to comply with the terms of this Agreement then the non-defaulting party shall have the right to terminate this Agreement by written notice to the other party to that effect if:

(a)                                  such default is reasonably curable within thirty (30) days after receipt of notice of such default and such default or failure to comply is not cured within thirty (30) days after receipt of written notice thereof; or

(b)                                 such default is not reasonably curable within thirty (30) days after receipt of written notice thereof, and such default or failure to comply is not cured within such further reasonable period of time as may be necessary for the curing of such default or failure to comply.

18.6                                                                           If this Agreement is terminated pursuant to Article 18.1, 18.2, 18.3 or 18.5, the Licensee shall make royalty payments to the University in the manner specified in Article 5, and the University may proceed to enforce payment of all outstanding royalties or other monies owed to the University and to exercise any or all of the rights and remedies contained herein or otherwise available to the University by law or in equity, successively or concurrently, at the option of the University. For greater clarity, the Licensee shall continue to make royalty payments with respect to Licensee Improvements which can be practiced without the Technology after the termination of this Agreement. Upon any such termination of this Agreement, the Licensee shall forthwith deliver up to the University all Technology and any University Improvements in its possession or control and shall have no further right of any nature whatsoever in the Technology or any University Improvements. On the failure ofthe Licensee to so deliver up the Technology and any University Improvements, the University may immediately and without notice enter the Licensee’s premises and take possession of the Technology and any University Improvements. The Licensee will pay all charges or expenses incurred by the University in the enforcement of its rights or remedies against the Licensee including, without limitation, the University’s legal fees and disbursements on an indemnity basis.

18.7                                                                           The Licensee shall cease to use the Technology or any University Improvements in anymanner whatsoever or to manufacture or sell the Products containing all or some of the Technology and/or University Improvements within five (5) days from the Effective Date of

Termination. The Licensee shall then deliver or cause to be delivered to the University an accounting within thirty (30) days from the Effective Date of Termination. The accounting will specify, in or on such terms as the University may in its sole discretion require, the inventory or stock of Products containing all or some of the Technology and/or University Improvements manufactured and remaining unsold on the Effective Date of Termination. The University will instruct that the unsold Products containing all or some of the Technology and/or University Improvements be stored, destroyed or sold under its direction, provided this Agreement was terminated pursuant to Article 18.2, 18.3 or 18.6. Without limiting the generality of the foregoing, if this Agreement was terminated pursuant to Article 18.1, the unsold Products containing all or some of the Technology and/or University Improvements will not be sold by any party without the prior written consent of the University. The Licensee will continue to make royalty payments to the University in the same manner specified in Articles 5 and 6 on all unsold Products containing all or some of the Technology and/or University Improvements that are sold in accordance with this Article 18.7, notwithstanding anything contained in or any exercise of rights by the University under Article 18.6 herein.

18.8                                                                           Notwithstanding the termination of this Agreement, Article 12 shall remain in fullforce and effect until six (6) years after:

(a)                                  all payments of royalty required to be made by the Licensee to the University under this Agreement have been made by the Licensee to the University; and

(b)                                 any other claim or claims of any nature or kind whatsoever of the University against the Licensee has been settled.

18.9                         In the event this Agreement is terminated by the University under Section 18.1, 18.2, 18.3 or 18.5, and if the Licensee has granted a sublicense under this Agreement, provided that:

(a)                                  such sublicense is consistent with the terms of this Agreement;

(b)                                 such sublicense is in good standing at the time that this Agreement is terminated; and

(c)                                  the termination of this Agreement has not been disputed by the Licensee nor held invalid by a court of competent jurisdiction in a final and non-appealable decision, the University will grant a license of the Technology or any University Improvements to such sublicensee on substantially the same terms as are contained within the sublicense. In granting such license, the University shall not be obligated to undertake any activities, or perform or fulfill any covenant which, in the opinion of the University, is unlawful or inappropriate to be undertaken by a non-profit tax-exempt educational institution. The University will not modify or amend the financial terms contained within the sublicense when granting a license to such sublicensee.

19.0                                                                        MISCELLANEOUS COVENANTS OF LICENSEE:

19.1                                                                           The Licensee hereby represents and warrants to the University that the Licensee isa corporation duly organized, existing and in good standing under the laws of Canada and has the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings.

19.2                                                                           The Licensee represents and warrants that it has the expertise necessary to handle the Technology and any Improvements with care and without danger to the Licensee, its employees, agents, or the public. The Licensee shall not accept delivery of the Technology or any Improvements until it has requested and received from the University all necessary information and advice to ensure that it is capable of handling the Technology and any Improvements in a safe and prudent manner.

19.3                                                                           The Licensee shall comply with all laws, regulations and ordinances, whether Federal, State, Provincial, County, Municipal or otherwise, with respect to the Technology and any Improvements and/or this Agreement.

19.4                                                                           The Licensee will reimburse the University for its legal fees incurred in connection with the preparation of this Agreement [***]  In addition upon the presentation of itemized bills to the Licensee by the University, the Licensee shall pay allreasonable legal expenses and costs incurred by the University in respect of any consents and approvals required from the University, including, but not limited to, expenses and costs in respect of the University’s review of any sublicenses to be granted by the Licensee.

19.5                                                                           The Licensee shall pay all taxes and any related interest or penalty howsoever designated and imposed as a result of the existence or operation of this Agreement, including, but not limited to, tax which the Licensee is required to withhold or deduct from payments to the University. The Licensee will furnish to the University such evidence as may be required by Canadian authorities to establish that any such tax has been paid. The royalties specified in this Agreement are exclusive of taxes. If the University is required to collect a tax to be paid by the Licensee or any of its sublicensees, the Licensee shall pay such tax to the University on demand.

19.6                                                                           The obligation of the Licensee to make all payments hereunder will be absolute and unconditional and will not, except as expressly set out in this Agreement, be affected by any circumstance, including without limitation any set-off, compensation, counterclaim, recoupment, defence or other right which the Licensee may have against the University, or anyone else for any reason whatsoever.

19.7                                                                           All amounts due and owing to the University hereunder but not paid by the Licensee on the due date thereof shall bear interest in Canadian dollars at the rate of [***] per month. Such interest shall accrue on the balance of unpaid amounts from time to time outstanding from the date on which portions of such amounts become due and owing until payment thereof in full.

20.0                                                                        GENERAL:

20.1                                                                           Upon 48 hours advance notice, and at the University’s sole risk and expenses, the Licensee shall permit any duly authorized representative of the University that has signed an appropriate non-disclosure agreement with the Licensee to enter upon and into any premises of the Licensee during normal business hours for the purpose of inspecting the Products and the manner of their manufacture and generally of ascertaining whether or not the provisions of this Agreement have been, are being, or will be complied with by the Licensee.

20.2                                                                           Nothing contained herein shall be deemed or construed to create between theparties hereto a partnership or joint venture. No party shall have the authority to act on behalf of any other party, or to commit any other party in any manner or cause whatsoever or to use any other party’s name in any way not specifically authorized by this Agreement. No party shall be liable for any act, omission, representation, obligation or debt of any other party, even if informed of such act, omission, representation, obligation or debt.

20.3                                                                           Subject to the limitations hereinbefore expressed, this Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

20.4                                                                           No condoning, excusing or overlooking by any party of any default, breach or non-observance by any other party at any time or times in respect of any covenants, provisos or conditions of this Agreement shall operate as a waiver of such party’s rights under this Agreementin respect of any continuing or subsequent default, breach or non-observance, so as to defeat in any way the rights of such party in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by such party, saveonly an express waiver in writing.

20.5                                                                           No exercise of a specific right or remedy by any party precludes it from or prejudices it in exercising another right or pursuing another remedy or maintaining an action to which it may otherwise be entitled either at law or in equity.

20.6                                                                           Marginal headings as used in this Agreement are for the convenience of reference only and do not form a part of this Agreement and are not be used in the interpretation hereof.

20.7                                                                           The terms and provisions, covenants and conditions contained in this Agreement which by the terms hereof require their performance by the parties hereto after the expiration or termination of this Agreement shall be and remain in force notwithstanding such expiration or other termination of this Agreement for any reason whatsoever.

20.8                                                                           If any Article, part, section, clause, paragraph or subparagraph of this Agreement shall be held to be indefinite, invalid, illegal or otherwise voidable or unenforceable, the entire Agreement shall not fail on account thereof, and the balance of this Agreement shall continue in full force and effect.

20.9                                                                           The parties hereto each acknowledge that the law firm of Richards Buell Sutton has acted solely for the University in connection with this Agreement and that all other parties hereto have been advised to seek independent legal advice.

20.10                                                                     This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof and no modifications hereof shall be binding unless executed in writing by the parties hereto.

20.11                                                                     Time shall be of the essence of this Agreement.

20.12                                                                     Whenever the singular or masculine or neuter is used throughout this Agreement the same shall be construed as meaning the plural or feminine or body corporate when the context or the parties hereto may require.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement on the 22nd day of November, 2002 but effective as of the Dateof Commencement.

SIGNED FOR AND ON BEHALF of	)
THE UNIVERSITY OF BRITISH COLUMBIA	)
by its authorized signatories:	)
)
	)	David P. Jones
	)	Associate Director
/s/ David Jones	)	University-Industry Liaison
Authorized Signatory	)
)
/s/ Indira Samarasekera	)	Indira V. Samarasekera, F.R.S.C.
Authorized Signatory	)	Vice President Research

SIGNED FOR AND ON BEHALF of	)
ONCOGENEX TECHNOLOGIES INC.	)
by its authorized signatory:	)
)
/s/ Scott Cormack	)
Authorized Signatory	)

SCHEDULE “A”

DESCRIPTION OF “TECHNOLOGY”

The following represents the intellectual property and know-how that is to be licensed to the Licensee for development of novel treatments of cancer as contemplated under this License Agreement:

1.                                       [***]

2.                                       [***]

3.                                       [***]

4.                                       [***]

5.                                       And all applications that may be filed which read on the claims within the patent applications set out above, including, without limitation, all regular, divisional or continuation, in whole or in part, applications based on the foregoing, and all applications corresponding to the foregoing filed in countries other than the United States.

6.                                       Any and all issued and unexpired re-issues, re-examinations, renewals or extensions that may be based on any of the patent applications described above.

AMENDING AGREEMENT

This Agreement is signed October 12, 2005 but is effective as of the 12th day of September, 2002 (the “Effective Date”).

Between:

THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, Vancouver, British Columbia, V6T 1W5

(the “University”)

- and -

ONCOGENEX TECHNOLOGIES INC. a corporation incorporated under the laws of Canada, and having offices at Suite 400, 1001 West Broadway, Vancouver, British Columbia, V6H 4B1

(the “Licensee”)

WHEREAS:

A.                                   The University and the Licensee entered into a license agreement with a Commencement Date of September 1, 2002 (“Bi-Specific License Agreement”) pursuant to which the University granted the Licensee an exclusive worldwide license to three separate technologies: (a) insulin growth factor binding protein – 2; (b) insulin growth factor binding protein – 2 and insulin growth factor binding protein – 5; and (c) Relaxin;

B.                                     The University and the Licensee now wish to amend Schedule “A” of the Bispecific License Agreement by removing the Relaxin technology from the License and updating Schedule “A”.

Now therefore, in consideration of the mutual promises and covenants contained in this Amending Agreement, the parties hereto covenant and agree with each other as follows:

1.                                       Schedule “A” of the Bispecific License Agreement is amended by deleting it in its entirety and replacing it with the new Schedule “A” attached hereto.

2.                                       Relaxin related patent expenses reimbursed to UBC from the Licensee, pursuant to section 7.3 of the Bispecific License Agreement, before the Effective Date of the current Amendment, are not refundable to the Licensee.

3.                                       Except as modified herein, the University and the Licensee confirm that the Bispecific License Agreement remains unmodified and in full force and effect.

IN WITNESS WHEREOF the parties have executed this Amendment on September           , 2005, with the intent of confirming the parties’ intentions as of the Effective Date.

SIGNED FOR AND ON BEHALF OF
THE UNIVERSITY OF BRITISH COLUMBIA
by its duly authorized officers:

J.P. Heale, PhD, MBA
Associate Director
/s/ J.P. Heale	University-Industry Liaison Office
Authorized Signatory

Authorized Signatory

SIGNED FOR AND ON BEHALF OF
ONCOGENEX TECHNOLOGIES INC.
By its duly authorized officers:

/s/ Scott Cormack
Authorized Signatory

2

SCHEDULE “A”

DESCRIPTION OF “TECHNOLOGY”

The following represents the intellectual property and know-how that is to be licensed to the Licensee for development of novel treatments of cancer as contemplated under this License Agreement:

UBC File #	Inventor(s)	Title	Serial #	Issued Patent #
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

UBC File #	Inventor(s)	Title	Serial #	Issued Patent #
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

UBC File #	Inventor(s)	Title	Serial No	Issued Patent #
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

UBC file #	Inventor(s)	Title	Serial #	Issued Patent #
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

2.                                       And all applications that may be filed based on the foregoing, including, without limitation, all regular, divisional or continuation, in whole or in part, applications based on the foregoing, and all applications corresponding to the foregoing filed in countries other than the United States; and

3.                                       Any and all issued and unexpired re-issues, re-examinations, renewals or extensions that may be based on any of the patents described above.

4